VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited)

Shares		Value
Private Investment Funds(a) - 1.6%
	Diversified – 1.6%
2,122,369	AIGA Climate Fund I, LP	$ 2,176,468
733,210	DigitalBridge Credit II (Onshore), LP	644,858

	Total Private Investment Funds	2,821,326
	(Cost $2,880,886)
Common Stocks - 0.5%
	Airport Development/Maintenance – 0.0%
5,139	Auckland International Airport, Ltd.	25,015
381	Japan Airport Terminal Co., Ltd.	12,012
		37,027
	Building-Heavy Construction – 0.0%
642	Cellnex Telecom SA, 144A	20,279
229	Ferrovial SE	9,612
		29,891
	Electric-Distribution – 0.1%
2,943	National Grid, PLC	34,963
472	Sempra Energy	41,404
		76,367
	Electric-Integrated – 0.2%
656	CenterPoint Energy, Inc.	20,815
379	CMS Energy Corp.	25,260
419	Duke Energy Corp.	45,143
526	Entergy Corp.	39,881
408	NextEra Energy, Inc.	29,250
2,394	PG&E Corp.	48,311
600	PPL Corp.	19,476
288	Public Service Enterprise Group, Inc.	24,333
611	Xcel Energy, Inc.	41,255
		293,724
	Electric-Transmission – 0.0%
1,020	Red Electrica Corp. SA	17,418
	Gas-Distribution – 0.0%
671	Italgas SpA	3,766
914	NiSource, Inc.	33,599
		37,365
	Pipelines – 0.1%
3,365	APA Group	14,487
150	Cheniere Energy, Inc.	32,230
467	Koninklijke Vopak NV	20,555
163	Targa Resources Corp.	29,095
764	TC Energy Corp.	35,605
588	Williams Cos., Inc./The	31,823
		163,795
	Public Thoroughfares – 0.0%
3,682	Transurban Group	30,432
	Transport-Rail – 0.1%
330	Canadian Pacific Kansas City, Ltd.	23,894
1,132	CSX Corp.	36,529
796	East Japan Railway Co.	14,098
1,238	Getlink SE	19,741
149	Union Pacific Corp.	33,978
		128,240
Shares		Value

	Water – 0.0%
1,722	Pennon Group, PLC	$ 12,754
339	Severn Trent, PLC	10,629
		23,383

	Total Common Stocks	837,642
	(Cost $844,804)
Real Estate Investment Trust - 0.0%
	REITS-Diversified – 0.0%
151	SBA Communications Corp., REIT	30,774

	Total Real Estate Investment Trust	30,774
	(Cost $34,363)
Par
Corporate Debts - 2.8%
	Cable/Satellite TV – 0.5%
$50,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	41,834
140,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	128,005
10,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 6.15%, 11/10/2026	10,198
55,000	Comcast Corp., 2.35%, 1/15/2027	52,590
25,000	Cox Communications, Inc., 144A, 3.50%, 8/15/2027	24,176
75,000	Directv Financing, LLC, 144A, 8.88%, 2/1/2030	73,890
35,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027	34,138
160,000	DISH Network Corp., 144A, 11.75%, 11/15/2027	169,663
45,000	GCI, LLC, 144A, 4.75%, 10/15/2028	42,074
	LCPR Senior Secured Financing DAC,
20,000	6.75%, 10/15/2027, 144A	18,116
10,000	5.13%, 7/15/2029, 144A	8,035
5,000	Midcontinent Communications, 144A, 8.00%, 8/15/2032	5,142
25,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031	22,707
105,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	90,807
30,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032	26,586
45,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030	40,607
		788,568
	Cellular Telecom – 0.1%
60,000	Altice France SA, 144A, 5.50%, 1/15/2028	44,467
6,000	Liberty Costa Rica Senior Secured Finance, 144A, 10.88%, 1/15/2031	6,430
	Rogers Communications, Inc.,
35,000	3.20%, 3/15/2027	33,819
50,000	UST + 3.59%, 5.25%, 3/15/2082, 144A(b)	48,656

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited) (continued)

Par		Value
	Cellular Telecom - (continued)
$10,000	T-Mobile USA Inc., 3.75%, 4/15/2027	$ 9,772
5,000	Vodafone Group PLC, 4.38%, 5/30/2028	4,962
	Vodafone Group, PLC,
35,000	USSWAP + 4.87%, 7.00%, 4/4/2079(b)	35,899
50,000	UST + 2.77%, 4.13%, 6/4/2081(b)	44,319
20,000	Zegona Finance, PLC, 144A, 8.63%, 7/15/2029	21,275
		249,599
	Electric-Distribution – 0.1%
40,000	Consolidated Edison Co. of New York, Inc., 4.00%, 12/1/2028	38,996
40,000	Exelon Corp., 3.40%, 4/15/2026	39,366
	Sempra,
25,000	UST + 2.79%, 6.88%, 10/1/2054(b)	25,342
25,000	UST + 2.14%, 6.55%, 4/1/2055(b)	24,866
20,000	Sempra Energy, 3.40%, 2/1/2028	19,125
		147,695
	Electric-Generation – 0.0%
5,000	Electricite de France SA, 144A, UST + 5.41%, 9.13%, 3/15/2033(b)	5,652
50,000	Vistra Operations Co., LLC, 144A, 7.75%, 10/15/2031	52,500
		58,152
	Electric-Integrated – 0.5%
45,000	AES Corp., UST + 2.89%, 6.95%, 7/15/2055(b)	44,041
30,000	Ameren Corp., 1.75%, 3/15/2028	27,176
50,000	American Electric Power Co., Inc., UST + 2.75%, 7.05%, 12/15/2054(b)	51,928
20,000	Black Hills Corp., 5.95%, 3/15/2028	20,600
45,000	CenterPoint Energy, Inc., UST + 2.95%, 6.85%, 2/15/2055(b)	46,082
30,000	CMS Energy Corp., 3.45%, 8/15/2027	29,060
5,000	Consumers Energy Co., 4.65%, 3/1/2028	4,986
25,000	Dominion Energy Inc., 2.85%, 8/15/2026	24,287
40,000	Duke Energy Corp., 2.65%, 9/1/2026	38,746
30,000	Edison International, UST + 3.66%, 7.88%, 6/15/2054(b)	31,061
80,000	Emera, Inc., 6.75%, 6/15/2076	80,715
45,000	Entergy Corp., UST + 2.67%, 7.13%, 12/1/2054(b)	45,978
35,000	Evergy, Inc., UST + 2.56%, 6.65%, 6/1/2055(b)	35,077
20,000	Eversource Energy, 5.45%, 3/1/2028	20,266
20,000	FirstEnergy Corp., 3.90%, 7/15/2027	19,491
Par		Value
	Electric-Integrated - (continued)
$10,000	Florida Power & Light Co., 3.13%, 12/1/2025	$ 9,876
30,000	Fortis Inc/Canada, 3.06%, 10/4/2026	29,078
	NextEra Energy Capital Holdings, Inc.,
25,000	1.90%, 6/15/2028	22,641
15,000	UST + 2.55%, 3.80%, 3/15/2082(b)	14,345
20,000	Pacific Gas and Electric Co., 3.15%, 1/1/2026	19,660
10,000	PG&E Corp., UST + 3.88%, 7.38%, 3/15/2055(b)	10,287
35,000	PPL Capital Funding, Inc., 3.10%, 5/15/2026	34,212
35,000	Public Service Electric & Gas Co., 3.00%, 5/15/2027	33,812
35,000	Southern Co. (The), 4.85%, 6/15/2028	35,067
20,000	Southwestern Electric Power Co., 2.75%, 10/1/2026	19,306
20,000	Virginia Electric & Power Co., 3.50%, 3/15/2027	19,497
35,000	WEC Energy Group, Inc., 4.75%, 1/15/2028	34,933
		802,208
	Gas-Distribution – 0.0%
35,000	CenterPoint Energy Resources Corp., 5.25%, 3/1/2028	35,362
30,000	NiSource Finance Corp., 3.49%, 5/15/2027	29,210
		64,572
	Independent Power Producer – 0.1%
55,000	Calpine Corp., 144A, 5.13%, 3/15/2028	53,384
85,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	74,077
	NRG Energy, Inc.,
25,000	5.25%, 6/15/2029, 144A	24,301
30,000	3.63%, 2/15/2031, 144A	26,254
		178,016
	Internet Connective Services – 0.0%
25,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026	24,227
	Internet Telephony – 0.0%
60,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	57,088
	Machinery-Pumps – 0.0%
30,000	Xylem Inc, 1.95%, 1/30/2028	27,519
	Non-hazardous Waste Disposal – 0.1%
35,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	33,015
40,000	Republic Services, Inc., 2.90%, 7/1/2026	39,130
40,000	Waste Connections Inc., 4.25%, 12/1/2028	39,171

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited) (continued)

Par		Value
	Non-hazardous Waste Disposal - (continued)
$40,000	Waste Management Inc., 3.15%, 11/15/2027	$ 38,495
20,000	Wrangler Holdco Corp., 144A, 6.63%, 4/1/2032	20,380
		170,191
	Oil Refining & Marketing – 0.1%
85,000	Parkland Corp., 144A, 4.50%, 10/1/2029	78,899
30,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	28,305
		107,204
	Pipelines – 0.9%
35,000	6297782 LLC, 144A, 4.91%, 9/1/2027	34,894
85,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	82,837
40,000	Boardwalk Pipelines LP, 4.45%, 7/15/2027	39,594
30,000	Buckeye Partners LP, 4.13%, 12/1/2027	28,635
35,000	Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/2027	35,199
30,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	29,370
35,000	DCP Midstream Operating LP, 5.63%, 7/15/2027	35,558
30,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	28,037
	Enbridge, Inc.,
40,000	3.70%, 7/15/2027	39,057
75,000	UST + 4.42%, 7.63%, 1/15/2083(b)	78,877
25,000	Energy Transfer, 5.55%, 2/15/2028	25,396
	Energy Transfer LP,
20,000	UST + 5.13%, 6.75%, 5/15/2025(b)	19,883
45,000	UST + 5.31%, 7.13%, 5/15/2030(b)	45,275
30,000	SOFR + 3.28%, 7.85%, 11/1/2066(c)	29,891
20,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	20,014
	Enterprise Products Operating LLC,
20,000	3.70%, 2/15/2026	19,818
10,000	4.60%, 1/11/2027	10,004
25,000	3.95%, 2/15/2027	24,658
	Enterprise Products Operating, LLC,
25,000	SOFR + 3.29%, 5.25%, 8/16/2077(b)	24,490
80,000	SOFR + 2.83%, 5.38%, 2/15/2078(b)	76,607
42,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	40,045
25,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	25,219
5,000	Global Partners LP/GLP Finance Corp., 144A, 8.25%, 1/15/2032	5,146
45,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030	43,722
25,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	24,549
45,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030	44,327
Par		Value
	Pipelines - (continued)
$30,000	MPLX LP, 4.00%, 3/15/2028	$ 29,131
45,000	NuStar Logistics LP, 5.63%, 4/28/2027	44,704
10,000	ONEOK, Inc., 5.85%, 1/15/2026	10,093
35,000	Plains All American Pipeline LP, SOFR + 4.37%, 8.90%, 1/31/2025(c)	34,915
25,000	Plains All American Pipeline LP / PAA Finance Corp., 3.55%, 12/15/2029	23,264
50,000	South Bow Canadian Infrastructure Holdings, Ltd., 144A, UST + 3.67%, 7.50%, 3/1/2055(b)	51,748
20,000	Summit Midstream Holdings, LLC, 144A, 8.63%, 10/31/2029	20,763
75,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	71,085
45,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.88%, 1/15/2029	46,146
	Transcanada Trust,
25,000	5.88%, 8/15/2076	24,729
45,000	UST + 3.99%, 5.60%, 3/7/2082(b)	42,726
40,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/2028	38,876
45,000	Venture Global Calcasieu Pass, LLC, 144A, 6.25%, 1/15/2030	45,451
	Venture Global LNG, Inc.,
19,000	7.00%, 1/15/2030, 144A	19,303
45,000	8.38%, 6/1/2031, 144A	46,978
40,000	Western Midstream Operating LP, 4.75%, 8/15/2028	39,405
		1,500,419
	REITS-Diversified – 0.1%
20,000	American Tower Corp., REIT, 5.25%, 7/15/2028	20,132
5,000	Crown Castle International Corp., REIT, 4.00%, 3/1/2027	4,916
30,000	Digital Realty Trust LP, REIT, 3.70%, 8/15/2027	29,182
10,000	Equinix, Inc., REIT, 1.80%, 7/15/2027	9,300
6,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 144A, REIT, 6.50%, 2/15/2029	5,451
105,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital, LLC, 144A, REIT, 10.50%, 2/15/2028	112,068
		181,049
	REITS-Mortgage – 0.0%
10,000	Starwood Property Trust, 144A, REIT, 6.50%, 7/1/2030	10,019

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited) (continued)

Par		Value
	Retail-Propane Distribution – 0.0%
$45,000	Ferrellgas Escrow LLC / FG Operating Finance Escrow Corp., 144A, 5.88%, 4/1/2029	$ 41,171
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	40,312
		81,483
	Steel-Producers – 0.0%
20,000	Cleveland-Cliffs Inc., 5.88%, 6/1/2027	19,904
	Telecom Services – 0.1%
105,000	Frontier Communications Holdings, LLC, 144A, 8.63%, 3/15/2031	111,765
10,000	Iliad Holding SAS, 144A, 7.00%, 10/15/2028	10,142
30,000	Optics Bidco SpA, 144A, 6.38%, 11/15/2033	30,212
20,000	TELUS Corp., 3.70%, 9/15/2027	19,415
		171,534
	Telephone-Integrated – 0.1%
45,000	Telecom Italia Capital SA , 6.38%, 11/15/2033	44,841
50,000	AT&T, 1.70%, 3/25/2026	48,228
30,000	British Telecommunications PLC, 5.13%, 12/4/2028	30,078
35,000	Level Financing, Inc., 144A, 10.50%, 5/15/2030	38,290
10,000	Sprint Capital Corp, 6.88%, 11/15/2028	10,623
5,000	Verizon Communications, Inc., 4.33%, 9/21/2028	4,899
		176,959
	Transport-Rail – 0.1%
20,000	Brightline East, LLC, 144A, 11.00%, 1/31/2030	19,108
20,000	Canadian National Railway, 2.75%, 3/1/2026	19,610
25,000	Canadian Pacific Railway Co., 1.75%, 12/2/2026	23,679
40,000	CSX Corp., 2.60%, 11/1/2026	38,703
25,000	Norfolk Southern Corp., 2.90%, 6/15/2026	24,436
40,000	Union Pacific Corp., 4.75%, 2/21/2026	40,118
		165,654

	Total Corporate Debts	4,982,060
	(Cost $5,007,512)
Hybrid Debt Investments - 9.7%
	Pipelines – 2.3%
3,990,000	EPIC Y-Grade Services, LP, Term Loan B, SOFR + 5.75%, 10.04%, 6/29/2029(c)	4,003,407
	Power Generation – 7.4%
237,632	Carroll County Energy, LLC, Term Loan B, SOFR + 4.00%, 8.33%, 6/30/2031(c)	240,082
Par		Value

	Power Generation - (continued)
$2,902,835	Eastern Power, LLC, Term Loan B, SOFR + 5.61%, 9.56%, 4/3/2028(c)	$ 2,898,307
979,000	Hamilton Projects Acquiror, LLC, SOFR + 3.75%, 8.11%, 5/30/2031(c)	987,870
	Lackawanna Energy Center,
1,630,404	Term B-2 Tranche, SOFR + 4.25%, 8.61%, 8/6/2029(c)	1,645,689
357,182	Term C Facility, SOFR + 4.25%, 8.61%, 8/6/2029(c)	360,530
1,888,533	Oregon Clean Energy, LLC, Term Loan B Advance, SOFR + 3.50%, 7.79%, 7/12/2030(c)	1,897,380
	South Field Energy, LLC,
4,635,107	Term Loan B, Prime + 3.75%, 8.08%, 8/29/2031(c)	4,675,665
288,945	Term Loan C, Prime + 3.75%, 8.08%, 8/29/2031(c)	291,473
		12,996,996

	Total Hybrid Debt Investments	17,000,403
	(Cost $16,722,189)
Private Debts(a)(d) - 80.8%
	Digital Infrastructure - Data Center Services – 4.4%
	CoreWeave CAC IV, LLC,
470,426	SOFR + 6.00%, 10.32%, 6/28/2029(c)	474,049
704,330	SOFR + 6.00%, 10.62%, 7/26/2029(c)	709,753
1,378,188	SOFR + 6.00%, 10.52%, 8/27/2029(c)	1,388,800
1,754,422	SOFR + 6.00%, 10.66%, 10/11/2029(c)	1,767,931
1,019,191	SOFR + 6.00%, 10.52%, 10/28/2029(c)	1,027,038
901,022	SOFR + 6.00%, 10.62%, 10/28/2029(c)	907,960
862,113	SOFR + 6.00%, 10.33%, 12/10/2029(c)	868,751
496,793	SOFR + 6.00%, 10.43%, 12/10/2029(c)	500,618
7,413,516	CoreWeave CAC IV, LLC, Unfunded, 0.50%, 6/28/2029(e)	148,847
		7,793,747
	Digital Infrastructure - Fiber – 4.5%
8,000,000	Conterra Ultra Broadband SPV II, LLC, SOFR + 6.50%, 11.13%, 4/8/2028(c)	7,840,000
	Energy Transition - Battery Storage – 9.4%
6,000,000	esV Intermediate Holdco, LLC, SOFR + 4.35%, 8.68%, 3/22/2027(c)	5,977,800
106,816	Regis Laureles, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	106,784
473,596	Regis Laureles, LLC, Unfunded, 7/9/2025(e)	0
248,005	Regis Leakey, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	247,931
554,752	Regis Leakey, LLC, Unfunded, 7/9/2025(e)	0
330,647	Regis Mason, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	330,548
492,548	Regis Mason,LLC, Unfunded, 7/9/2025(e)	0
373,526	Regis Medina Lake, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	373,414
398,829	Regis Medina Lake, LLC, Unfunded, 7/9/2025(e)	0
271,335	Regis Medina, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	271,253
543,932	Regis Medina, LLC, Unfunded, 7/9/2025(e)	0
379,398	Regis Muenster, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	379,284

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited) (continued)

Par		Value

	Energy Transition - Battery Storage - (continued)
$ 336,152	Regis Muenster, LLC, Unfunded, 7/9/2025(e)	$ 0
262,669	Regis Utopia, LLC, WSJ Prime + 2.00%, 9.50%, 7/9/2025(c)	262,590
527,796	Regis Utopia, LLC, Unfunded, 7/9/2025(e)	0
	Spearmint Renewable Development Company, LLC,
	Tranche A
370,000	13.75%, 6/9/2027(f)	365,745
1,585,154	13.75%, 6/9/2027(f)(g)	1,566,925
	Tranche B
1,300,000	10.75%, 9/9/2025(f)	1,287,520
5,469,880	10.75%, 9/9/2025(f)(g)	5,417,370
1,650,000	Spearmint Renewable Development Company, LLC, Unfunded, 4.00%, 1/31/2025	0
		16,587,164
	Energy Transition - Energy Efficiency – 5.8%
6,000,000	Ameresco, Inc., SOFR + 5.88%, 10.20%, 6/28/2029(c)	5,914,200
	Budderfly SPV I, LLC,
3,220,000	SOFR + 4.50%, 8.83%, 12/20/2028(c)	3,222,254
525,000	SOFR + 4.50%, 8.83%, 12/20/2028(c)	525,368
577,500	SOFR + 4.50%, 8.83%, 12/20/2028(c)	577,904
2,677,500	Budderfly SPV I, LLC, Unfunded, 1.00%, 12/20/2028	10,870
		10,250,596
	Midstream - Floating Production System – 4.0%
	Salamanca Infrastructure Finance, LLC,
201,342	SOFR + 5.25%, 9.57%, 10/1/2030(c)	201,040
6,761,158	SOFR + 5.25%, 9.57%, 10/1/2030(c)(g)	6,751,017
619,748	Salamanca Infrastructure Finance, LLC, Unfunded, 1.00%, 10/1/2030	0
		6,952,057
	Power - Conventional Generation – 12.2%
7,913,069	Caithness Brookhaven, LLC, SOFR + 4.75%, 9.89%, 7/31/2029(c)	7,959,757
13,598,798	Trumbull Holdco 2, LLC, SOFR + 9.10%, 13.46%, 11/3/2026(c)(g)	13,500,886
		21,460,643
	Power - Distributed Generation – 11.9%
20,770,407	Pistos Power Holdings, LLC, SOFR + 8.26%, 12.59%, 6/30/2028(c)(g)	21,023,806
	Renewables - Solar – 16.6%
1,887,435	Cottage Grove North Solar 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/20/2025(c)	1,888,001
477,465	Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025(e)	0
2,059,371	Cottage Grove South 1, LLC, WSJ Prime + 2.00%, 9.50%, 9/20/2025(c)	2,059,988
307,329	Cottage Grove South 1, LLC, Unfunded, 9/20/2025(e)	0
	EG US Devco, LLC,
5,785,754	SOFR + 6.26%, 10.78%, 7/15/2027(c)	5,700,873
2,214,246	SOFR + 6.26%, 10.92%, 7/15/2027(c)	2,181,761
10,000,000	Greenalia Power US Advanced II, LLC, SOFR + 6.76%, 11.29%, 2/15/2027(c)	9,926,000
5,543,205	PSE BorrowerCo., LLC, SOFR + 4.50%, 9.34%, 11/10/2026(c)	5,470,589
Par		Value

	Renewables - Solar - (continued)
$ 456,795	PSE BorrowerCo., LLC, Unfunded, 1.50%, 11/10/2026	$ 133
2,019,837	SRC Construction Borrower 3, LLC, 10.00%, 7/24/2028(g)	1,965,504
3,034,731	SRC Construction Borrower 3, LLC, Unfunded, 1.75%, 7/24/2028	0
		29,192,849
	Renewables - Wind and Transmission – 5.7%
10,000,000	SunZia Upper Co., LLC, SOFR + 5.00%, 9.32%, 6/27/2025(c)	9,947,000
	Transportation - Airport – 5.3%
CAD 13,526,038	Porter Aircraft Leasing Corp., CORRA + 5.79%, 9.11%, 5/31/2026(c)(g)	9,358,932
	Transportation - Parking and EV Charging – 1.0%
	FlashParking AssetCo SPV, LLC,
$ 788,914	SOFR + 4.65%, 9.01%, 9/5/2029(c)	789,702
845,070	SOFR + 4.65%, 9.08%, 9/5/2029(c)	845,916
8,366,016	FlashParking AssetCo SPV, LLC, Unfunded, 1.50%, 8/23/2027	41,830
		1,677,448

	Total Private Debts	142,084,242
	(Cost $142,013,868)
Shares
Short-Term Investment - 3.3%
5,860,474	Fidelity Investments Money Market Treasury Portfolio, Institutional Share Class, 4.38%	5,860,474
	(Cost $5,860,474)
	Total Investments - 98.7%	173,616,921
	(Cost $173,364,096)
	Other Assets net of Liabilities - 1.3%	2,327,952
	Net Assets - 100.0%	$175,944,873

(a)	Restricted Securities.
(b)	The security is currently paying a fixed rate as presented and set to convert to a variable rate at a later date with the rate determined as [Referenced Rate + Basis-point spread].
(c)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(d)	Security value was determined by using significant unobservable inputs.
(e)	Non-income producing security.
(f)	The variable rate is subject to a contractual interest rate floor.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Portfolio of Investments – December 31, 2024 (Unaudited) (concluded)

Portfolio Abbreviations:
144A - Rule 144A Security
CAD – Canada Dollar
CORRA - Canadian Overnight Repo Rate Average
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
USSWAP - USD 5 Year Swap Rate
UST - 5 Year United States Treasury Rate
WSJ Prime - Wall Street Journal Prime Rate
Industry	% of Net Assets
Renewables - Solar	16.6%
Power - Conventional Generation	12.2%
Power - Distributed Generation	11.9%
Energy Transition - Battery Storage	9.4%
Power Generation	7.4%
Energy Transition - Energy Efficiency	5.8%
Renewables - Wind and Transmission	5.7%
Transportation - Airport	5.3%
Digital Infrastructure - Fiber	4.5%
Digital Infrastructure - Data Center Services	4.4%
All Other Industries	15.5%
Other Assets net of Liabilities	1.3%
Total	100.0%
See accompanying notes to portfolio of investments.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited)

Securities Valuation - The Board of Directors (the “Board”) has established procedures (the “Procedures”) pursuant to which the Fund prices its securities, consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be fair valued pursuant to the Procedures.
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Syndicated loans are valued by Approved Pricing Sources at the average of broker quotes obtained from market makers deemed reliable by their internal evaluation staff or by internally developed models that incorporate both indicative quotes and actual trade data for similar loans.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing Net Asset Value ("NAV").
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to the Procedures. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Debt Investments - The Fund will use its best efforts to value each private debt investment at its fair value under current market conditions. In doing so, the Fund will engage external valuation consultants to aid in the fair value determination of each private debt investment.
The Fund will work with the external valuation consultants to select an appropriate fair valuation approach for each private debt investment, which may include, but is not limited to, yield, market and cost approaches, or a combination of approaches. The external valuation consultant, in consultation with the Valuation Designee, may develop a unique valuation model or method for each individual private debt investment. The models and/or methods used may consider, among other things, comparable sector curve information, public market valuations, transaction prices, discounted cash flow analyses, assessments of borrower credit quality, borrower- or project-specific financial information, and/or other relevant information. Models may apply changes to certain public market inputs, such as comparable sector curves and/or benchmarks, only upon a change exceeding predetermined volatility thresholds and may also incorporate adjustments to public market inputs, such as the application of haircuts at levels which may vary based on market circumstances. The models and/or methods used by the external valuation consultant will produce information such as a specific price estimate, an estimated valuation range or confirmation that the prior day’s price estimate remains appropriate.
The Fund will review the intended valuation approach and/or valuation model for each private debt investment as developed by an external valuation consultant prior to its implementation. This review may consider numerous factors such as the particular investment’s contractual cash flows, the financial strength and operational performance of the borrower, and the debt instrument’s spread to relevant base rates. The Fund may receive certain initial and/or periodic financial information from the borrower, loan administrator, arranger, monitoring agent, and/or other external parties, and will provide this information to the external valuation consultant for consideration in the valuation model.
The Fund will determine a fair valuation for each private debt investment daily, typically based on information received from an external valuation consultant (i.e., outputs from the models and/or methods described above). The Fund will review the valuation estimates provided by the external valuation consultants for reasonableness based on its knowledge of each investment and current market conditions. When a valuation range is provided, the Fund will generally determine to keep the valuation unchanged if the prior day’s price falls within the current day’s range. These valuation processes may result in a private debt investment’s valuation being unchanged for a period of time.
In certain circumstances, an externally provided valuation range or specific price estimate may be unavailable or the Fund may determine that the valuation received does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Fund will determine the fair value of the investment, in good faith, via alternative means which may include, among others, valuing the investment at its prior day’s price, valuing the investment at its amortized cost, or implementing an internally developed model. In determining such a fair valuation, the Fund may consider any information it deems appropriate including as received directly from the borrower, as received from alternative external information sources, including monitoring agents, or as reflected by current general market conditions.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

Private Investment Funds -  The Fund typically values its investments in each Private Investment Fund according to the value reported by each Private Investment Fund’s quarterly NAV statement. The Fund also reviews this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The valuation for each Private Investment Fund is individually updated as soon as the Fund completes its reasonableness review, including any necessary information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. The Fund may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Fund may determine to value its investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Fund and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting. The Fund shall use its best efforts to ensure that each of such Private Investment Funds has in place policies and procedures that provide underlying principles behind the disclosure of reliable information with adequate supporting operational practices.
Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Fund to generate during the current quarter (the “Investment Accrual Rate”). The Fund determines the Investment Accrual Rate at the beginning of each quarter, based on internally developed models that weight the expected impacts of income and appreciation projections by property sector, adjusting for expected market factors and underlying expenses. The Fund monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments.
In certain circumstances, the Fund may access daily or periodic NAV information provided by a Private Investment Fund. In such an instance, the Fund may determine to value its investment in a Private Investment Fund according to this information and may forego daily valuation adjustments based on an Investment Accrual Rate.
If the Fund does not have access to sell shares of a Private Investment Fund in its primary market, the Fund may determine to fair value the Private Investment Fund at a price other than its NAV. In such an instance, the Fund may consider any information it deems appropriate including as received from broker-dealers and/or pricing services or comparable sales in the secondary market. Any such fair valuation determinations will be made in good faith by the Fund, may be based upon an internally developed pricing model, and will be reported to the Board’s Valuation Committee at its next regularly scheduled quarterly meeting.
The December 31, 2024 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its December 31, 2024 NAV calculation.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of December 31, 2024 is as follows:
	Total Fair Value at 12/31/2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$837,642	$616,896	$220,746	$—
Real Estate Investment Trust*	30,774	30,774	—	—
Corporate Debts*	4,982,060	—	4,982,060	—
Hybrid Debt Investments*	17,000,403	—	17,000,403	—

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

	Total Fair Value at 12/31/2024	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Debts*	$142,084,242	$—	$—	$142,084,242
Short-Term Investment	5,860,474	5,860,474	—	—
Subtotal	$170,795,595	$6,508,144	$22,203,209	$142,084,242
Private Investment Funds (held at NAV)*	2,821,326
Total	$173,616,921
*	See Portfolio of Investments for industry breakout.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total	Private Debts
Balance as of 03/31/2024	$—	$—
Transfers into Level 3	—	—
Net purchases (sales)	141,788,948	141,788,948
Accretion and Amortization	228,279	228,279
Realized Loss	(3,359)	(3,359)
Change in unrealized gain/loss	70,374	70,374
Balance as of 12/31/2024	$142,084,242	$142,084,242
For the period ended December 31, 2024, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was $70,374.
The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at December 31, 2024:
Category	Total Fair Value at 12/31/2024	Valuation Technique	Unobservable Inputs	Input Range
Private Debts	$141,882,562	Amortized Cost	Cost	$0.98 - $1.01
		Discounted Cash Flow	Discount Rate	7.60% - 14.00%
Private Debts - Unfunded Commitments	201,680	Amortized Cost	Cost	$0.00 - $0.02
Balance as of 12/31/2024	$142,084,242
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
Loan Assignment and Participation Risk. The Fund may purchase loan assignments and participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral and may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest. The Fund may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower). As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set- off between the lender and the borrower.
Payment in Kind Interest Risk. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.
Direct Lending Risk. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund may lose money on the loan depending on, among other things, the value of the underlying collateral and the Fund’s rights to that collateral. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Interest Rate Risk. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities or other types of bonds to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). Recently, the U.S. Federal Reserve has increased interest rates from historically low levels, resulting in rising interest rates across the financial system. Thus, the Fund currently faces a heightened level of risk associated with high interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. This and other important information are described in the Fund's Prospectus.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (continued)

As of December 31, 2024, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c)	% of Net Assets
AIGA Climate Fund I, LP	7/5/2024	2,122,369	$2,176	$2,176	$7,938	1.2%
Ameresco, Inc.	9/5/2024	6,000,000	5,912	5,914	—	3.4%
Budderfly SPV I, LLC
8.83%	7/31/2024	3,220,000	3,232	3,222	—	1.8%
8.83%	9/30/2024	525,000	527	525	—	0.3%
8.83%	12/23/2024	577,500	580	578	—	0.3%
Budderfly SPV I, LLC, Unfunded	7/31/2024	2,677,500	11	11	2,678	0.0%
Caithness Brookhaven, LLC	4/3/2024	7,913,069	7,860	7,960	—	4.5%
Conterra Ultra Broadband SPV II, LLC	10/31/2024	8,000,000	7,864	7,840	—	4.5%
CoreWeave CAC IV, LLC
10.32%	7/30/2024	470,426	473	474	—	0.3%
10.62%	7/30/2024	704,330	708	710	—	0.4%
10.52%	8/27/2024	1,378,188	1,385	1,389	—	0.8%
10.66%	10/11/2024	1,754,422	1,763	1,768	—	1.0%
10.62%	10/28/2024	901,022	905	908	—	0.5%
10.52%	11/25/2024	1,019,191	1,024	1,027	—	0.6%
10.43%	12/10/2024	496,793	499	501	—	0.3%
10.33%	12/31/2024	862,113	867	869	—	0.5%
CoreWeave CAC IV, LLC, Unfunded	7/30/2024	7,413,516	149	149	7,414	0.1%
Cottage Grove North Solar 1, LLC	6/26/2024	1,887,435	1,886	1,888	477	1.1%
Cottage Grove South 1, LLC	6/26/2024	2,059,371	2,058	2,060	307	1.2%
DigitalBridge Credit II (Onshore), LP	8/28/2024	733,210	705	645	7,361	0.4%
EG US Devco, LLC
10.92%	12/24/2024	2,214,246	2,182	2,182	—	1.2%
10.78%	12/24/2024	5,785,754	5,701	5,701	—	3.2%
esV Intermediate Holdco, LLC	7/1/2024	6,000,000	5,950	5,978	—	3.4%
FlashParking AssetCo SPV, LLC
9.08%	9/30/2024	845,070	845	846	—	0.5%
9.01%	12/23/2024	788,914	789	790	—	0.4%
FlashParking AssetCo SPV, LLC, Unfunded	9/6/2024	8,366,016	42	42	8,366	0.0%
Greenalia Power US Advanced II, LLC	9/30/2024	10,000,000	9,908	9,926	—	5.6%
Pistos Power Holdings, LLC	4/4/2024	20,770,407	20,532	21,024	—	12.0%
Porter Aircraft Leasing Corp.	5/7/2024	13,526,038	9,897	9,359	—	5.3%
PSE BorrowerCo., LLC	9/4/2024	5,543,205	5,526	5,471	—	3.1%
PSE BorrowerCo., LLC, Unfunded	10/4/2024	456,795	0	0	457	0.0%
Regis Laureles, LLC	7/11/2024	106,816	106	107	474	0.1%
Regis Leakey, LLC	7/11/2024	248,005	247	248	555	0.1%
Regis Mason, LLC	7/11/2024	330,647	330	330	493	0.2%
Regis Medina Lake, LLC	7/11/2024	373,526	373	373	399	0.2%
Regis Medina, LLC	7/11/2024	271,335	271	271	544	0.2%
Regis Muenster, LLC	7/11/2024	379,398	379	379	336	0.2%
Regis Utopia, LLC	7/11/2024	262,669	262	263	528	0.2%
Salamanca Infrastructure Finance, LLC
9.57%	12/30/2024	201,342	201	201	—	0.1%
9.57%	10/1/2024	6,761,158	6,751	6,751	620	3.8%
Spearmint Renewable Development Company, LLC
Tranche A
13.75%	7/1/2024	370,000	360	366	1,650	0.2%
13.75%	7/1/2024	1,585,154	1,544	1,567	—	0.9%
Tranche B
10.75%	7/1/2024	1,300,000	1,277	1,287	—	0.7%
10.75%	7/1/2024	5,469,880	5,378	5,417	—	3.1%
SRC Construction Borrower 3, LLC	10/18/2024	2,019,837	1,986	1,965	—	1.1%
SRC Construction Borrower 3, LLC, Unfunded	10/18/2024	3,034,731	—	—	3,035	0.0%
SunZia Upper Co., LLC	4/4/2024	10,000,000	9,958	9,947	—	5.7%
Trumbull Holdco 2, LLC	8/8/2024	13,598,798	13,516	13,501	—	7.7%
Total			$144,895	$144,906	$43,632	82.4%
(a)	The securities include Investment Funds and private debt investments. The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of infrastructure.

VERSUS CAPITAL INFRASTRUCTURE INCOME FUND
Notes to Portfolio of Investments
For the Period Ended December 31, 2024  (Unaudited) (concluded)

(b)	Initial acquisition date as shares are purchased at various dates.
(c)	Unfunded Commitments approximate their fair values.
Security	Lock Up Applicable at Period End	Investment Liquidity	Redemption Frequency(a)
AIGA Climate Fund I, LP	None	The fund may offer redemption requests with new capital raise periods.
DigitalBridge Credit II (Onshore), LP	Full	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extension at the discretion of the fund’s manager.	N/A
(a)	The investment funds provide redemptions at the frequency listed at the investment managers discretion.
Commitments and Contingencies. As of December 31, 2024, the Fund had unfunded commitments to fund delayed draw and revolving debt of $28,330,705.
Investment and Type	Rate on Unfunded Portion	Par Amount	Fair Value
Budderfly SPV I, LLC, Unfunded,12/20/2028	1.00%	$2,677,500	$10,870
CoreWeave CAC IV, LLC, Unfunded, 6/28/2029	0.50%	7,413,516	148,847
Cottage Grove North Solar 1, LLC, Unfunded, 9/20/2025	0.00%	477,465	0
Cottage Grove South 1, LLC, Unfunded, 9/20/2025	0.00%	307,329	0
FlashParking AssetCo SPV, LLC, Unfunded, 8/23/2027	1.50%	8,366,016	41,830
PSE BorrowerCo., LLC, Unfunded, 11/10/2026	1.50%	456,795	133
Regis Laureles, LLC, Unfunded, 7/9/2025	0.00%	473,596	0
Regis Leakey, LLC, Unfunded, 7/9/2025	0.00%	554,752	0
Regis Mason,LLC, Unfunded, 7/9/2025	0.00%	492,548	0
Regis Medina Lake, LLC, Unfunded, 7/9/2025	0.00%	398,829	0
Regis Medina, LLC, Unfunded, 7/9/2025	0.00%	543,932	0
Regis Muenster, LLC, Unfunded, 7/9/2025	0.00%	336,152	0
Regis Utopia, LLC, Unfunded, 7/9/2025	0.00%	527,796	0
Salamanca Infrastructure Finance, LLC, Unfunded, 10/01/2030	1.00%	619,748	0
Spearmint Renewable Development Company, LLC, Unfunded, 12/9/2024	4.00%	1,650,000	0
SRC Construction Borrower 3, LLC, Unfunded, 07/24/2028	1.75%	3,034,731	0